4Q09 Earnings Conference Call February 4, 2010 Exhibit 99.2

Safe Harbor Statement
This slide presentation should be reviewed in conjunction with Sunoco’s Fourth Quarter 2009 earnings conference call held on February 4, 2010 at 5:30 p.m. ET. You may listen to the audio portion of the conference call on the website or an audio recording will be available after the call’s completion by calling 1-800-642-1687 and entering conference ID #50643234.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange
Act of 1934. These forward-looking statements are based upon assumptions by Sunoco concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of Sunoco management. These forward-looking statements are not guarantees of future performance.
Forward-looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting Sunoco's business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private
Securities Litigation Reform Act of 1995, Sunoco has included in its Annual Report on Form 10-K for the year ended
December 31, 2008, and in its subsequent Form 10-Q and Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements. For more information concerning these factors, see Sunoco's Securities and
Exchange Commission filings, available on Sunoco's website at www.SunocoInc.com.  Sunoco expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable
GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at
www.SunocoInc.com.

Summary
2009 Results
2009 loss before special items* of $37MM ($0.32/share)
Refining
and Supply
challenged
by weak demand and
rising
crude
prices
Non-refining
businesses earned $364MM in 2009 with strong
contributions from Retail Marketing, Logistics and Coke; however substantially offset by $313MM Refining
& Supply loss
Strategic Actions
Shutdown of the Eagle Point refinery; Sale of Chemicals’
polypropylene business;
Tulsa refinery & Retail Heating
Oil business
Successfully achieved more than $300MM cost savings through our business improvement initiative
Modified pension and post-retirement healthcare plans
Continued focus on
maintaining
financial flexibility - several recent
actions to strengthen balance sheet & liquidity
* For reconciliation to Total Income (Loss), see Slide 18.

Income (Loss) Before Special Items*, MM$
1,012
979
833
874
(37)
($250)
$0
$250
$500
$750
$1,000
* For reconciliation to Total Income (Loss), see Slide 18.
2005 2006 2007 2008 2009
Refining
& Supply:
Continuing
Operations 894 751 673 448 (316)
Discontinued Tulsa Operations 53 130 99 67 3
Non-Refining
194 205 169 427 364
Corp. & Net Fin.
(129) (107) (108) (68) (88)
Income (Loss), Before Special Items 1,012 979 833 874
(37)
EPS (Diluted), Before Special Items 7.36 7.59 6.94 7.46 (0.32)

Income (Loss) Before Special Items*, MM$
(31)
(59)
61
559
313
59
(31) (34)
($150)
$0
$150
$300
$450
$600
$750
* For reconciliation to Total Income (Loss), see Slide 19.
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
Refining
& Supply:
Continuing
operations (123) 27 398 146 14 (77) (118) (135)
Discontinued Tulsa
operations - 5 26 36 9 (6) - -
Non-Refining
84 47 140 156 57 78 102 127
Corp. & Net Fin.
(20) (18) (5) (25) (21) (26) (18) (23)
Income (Loss), Before
Special Items (59) 61 559 313 59 (31) (34) (31)
EPS (Diluted), Before
Special Items
(0.50) 0.52 4.78 2.68 0.50 (0.27) (0.29) (0.27)

4Q09 Special Items, MM$ after tax
$21 – Favorable adjustment to the gain related to the
divestment of the discontinued Tulsa operations
$55 – Gain from the liquidation of LIFO inventories in
connection with the shutdown of the Eagle Point
refinery
($19) – Provision reflecting costs associated with MTBE
litigation as well as additional  charges associated
with the business improvement initiative and the
Eagle Point shutdown
$57

Refining & Supply Summary* – 4Q09
4Q09 Loss from Continuing Operations of $135MM
Margins deteriorated from the third quarter due to weak market conditions, particularly in Mid-Continent
Utilization increased as Toledo returned to normal operations post-turnaround and we focused on optimization of Northeast
system with Eagle Point idling in early November
Outlook
Market is expected to remain challenging with continued
economic weakness and excess global supply
Remain focused on optimizing our refining system through the
Eagle Point shutdown and running our other assets in the
Northeast reliably at higher operating rates
Expect to begin to see benefits in 1Q10 of Eagle Point closure
* Business Unit Income after tax. For reconciliation to Total Income (Loss), see Slide 19.

Realized Refining
Margin vs. Benchmark, $/B
*   Excludes discontinued Tulsa refining operations.
** R&S
Weighted
Benchmark. For calculation, see Slide 31.
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09 3Q09 4Q09 FY09
Refining
& Supply
Realized Margin * 3.16 6.98 14.87 8.98 8.60 6.33 3.65 2.72 1.96 3.66
Weighted Benchmark ** 5.61 10.74 12.58 6.60 8.88 6.71 7.05 5.57 4.59 5.98
Differential (2.45) (3.76) 2.29 2.38 (0.28) (0.38) (3.40) (2.85) (2.63) (2.32)
Actual vs. Weighted Benchmark:
Crude (2.73) (5.45) 0.35 0.25 (1.60) 0.40 (0.82) (0.90) (1.61) (0.73)
Product 0.28 1.69 1.94 2.13 1.32 (0.78) (2.58) (1.95) (1.02) (1.59)
Differential (2.45) (3.76) 2.29 2.38 (0.28) (0.38) (3.40) (2.85) (2.63) (2.32)

1.61
0.90
0.82
(0.25)
(0.40)
(0.35)
5.45
2.73
-4.00
0.00
4.00
8.00
12.00
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
Crude Cost vs. Weighted Benchmark
(1.02)
(1.95)
(2.58)
(0.78)
2.13
1.94
1.69
0.28
-4.00
0.00
4.00
8.00
12.00
1Q08 2Q08 3Q08 4Q08 1Q09 2Q09 3Q09 4Q09
Products vs. Weighted Benchmark
Refining
Margin vs. Benchmark*, $/B
Total Refining
& Supply (excluding
Tulsa)
* R&S
Weighted
Benchmark. For calculation, see Slide 31.
4Q09 Comments:
Timing
impact due to crude price
increase (~ $15/B increase
during
4Q)
Higher transportation costs
4Q09 Comments:
Some improvement from 3Q09, but
non-benchmark products challenged
with rise in crude prices
Improved yield gains in Q4 due to
better operations in Northeast &
Toledo

Non-Refining
Businesses Income* - 4Q09
Retail Marketing
–
Earnings of $21MM
Margins fell from 3Q09 due to rising wholesale prices; normal seasonal drop in volumes
Chemicals –
Earnings of $6MM
Continued demand weakness due to economic conditions…
Logistics – Earnings of $22MM
Solid contributions continue from Sunoco Logistics Partners L.P.
(NYSE: SXL)
Coke –
Earnings of $78MM
Steady underlying earnings
Includes a $41MM tax credit associated with the start up of
Granite City
Full year 2009 at $180 MM
Difficult December operating environment due to severe weather conditions
* Business Unit Income after tax. For reconciliation to Total Income (Loss), see Slide 19.

SunCoke Financial Summary
*Represents Operating Cash Flow less Capital Spend; 2010 estimate assumes no changes to capital plan & no major working capital changes
2010 Guidance
EBITDA: $215MM - $235MM
Net Income: $125MM - $140MM
Free Cash Flow*: approximately breakeven
2010 Guidance Includes:
Full Year of Granite City Operations
Lower revenue from Jewell Coke due to lower contracted coal prices
Higher spending on technology and business development for next phase of growth
Middletown Project Completion estimated for second half of 2011
Total SunCoke Energy, $MM 2007 2008 2009
EBITDA 34 160 226
Less: Depreciation 20 25 33
Less: Income Tax 3 46 73
Plus: Tax Credits 18 16 19
Plus: Granite City one-time tax credit - - 41
Net Income 29 105 180
Capital Spending (221) (312) (229)

      SUN
SXL (ex SXL) Sunoco
Cash flow from Operations
134         421         555
(67)          (139)        (206)
Free Cash Flow 67           282         349
Divestments
-              47           47
Dividends -              (35)          (35)
Distributions & Other (20)          (3)            (23)
SXL Dividends to Sunoco (26)          26           -
Net Cash Flow before Net Debt Activity 21           317         338
Net Debt Activity
(21)          (118)        (139)
Net Increase in Cash & Cash Equivalents
-              199         199
4Q09
4Q09 Cash Flow, MM$
Capital Program

Net Debt-to-Capital Ratio, %
37%
45%
41%
* Proforma.
** Sunoco Revolver Covenant basis.  For calculation, see Slides 24 and 25.
12/31/08
Sunoco (ex-SXL)* 29% 39% 32%
SXL 53% 51% 50%
Consolidated** 37% 45% 41%
Sunoco Net Debt 1,179 1,539 1,223
SXL Net Debt
746 887 866
Total Net Debt, MM$ 1,925 2,426 2,089
9/30/09 12/31/09

Capital Program by Business Unit, MM$
*  Logistics Growth represents estimate of committed capital only
Proj
2007 2008 2009 2010
Refining
& Supply
700 652 380 320
Retail Marketing
111 128 80 124
Chemicals 66 49 35 31
Logistics
26 27 32 32
Coke 17 16 30 52
920 872 557 559
Growth:*
Logistics
94 303 193 115
Coke 204 296 199 163
1,218 1,471 949 837

Actions to Improve Balance Sheet & Liquidity
Modification of Incentive Distribution Rights from SXL
Provides Sunoco with approximately $200 MM of cash in exchange for a portion of future cash flows from the IDRs
Improves cost of capital of SXL, enhancing its long-term growth potential
Demonstrates significant value of SUN’s General Partner (GP) interest
Sale of LP units in SXL will improve liquidity
Provides additional liquidity to Sunoco with net cash proceeds of approximately $145 MM, excluding the underwriter option
Demonstrates underlying value of Sunoco’s position in SXL
Pension Plan Contributions will bolster funded status
Sunoco plans to contribute approximately $200MM, about evenly split between cash and Sunoco common stock
Expect to eliminate the need for any legally required minimum pension contributions until 2012
Generates positive cash tax benefit with minimal dilutive impact to existing shareholders

Key Takeaways
Refining market will remain challenging, but we are taking
prudent and appropriate steps to position the Company for
the future:
Eagle Point shutdown & Northeast system optimization
Cost improvement initiative
Scale back pension and postretirement plans
Actions to improve balance sheet and liquidity
Continued focus on cost reduction and capital discipline
Sunoco’s diverse business portfolio and efficient cost
structure will position the Company to capitalize on an
eventual market recovery and take advantage of attractive
growth opportunities

Appendix

Earnings Profile, MM$ after tax
2005 2006 2007 2008 2009
Refining
& Supply
Continuting
Operations
894 751 673 448 (316)
Discontinued Tulsa Operations
53 130 99 67 3
Retail Marketing
30 76 69 201 86
Chemicals
94 43 26 36 1
Logistics
22 36 45 85 97
Coke
48 50 29 105 180
Corporate Expenses
(84) (58) (67) (46) (38)
Net
Financing
Expenses & Other
(45) (49) (41) (22) (50)
Income(Loss) Before Special Items
1,012 979 833 874 (37)
Special Items
(38) - 58 (98) (292)
Total Income (Loss)
974 979 891 776 (329)
EPS (Diluted), Income (Loss)
Before Special Items
7.36 7.59 6.94 7.46 (0.32)
EPS (Diluted), Income (Loss)
7.08 7.59 7.43 6.63 (2.81)

Earnings Profile, MM$ after tax
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09 3Q09 4Q09 FY09
Refining & Supply
Continuting Operations
(123) 27 398 146 448 14 (77) (118) (135) (316)
Discontinued Tulsa Operations
- 5 26 36 67 9 (6) - - 3
Retail Marketing
26 - 72 103 201 6 10 49 21 86
Chemicals
18 3 19 (4) 36 (4) - (1) 6 1
Logistics
15 21 20 29 85 30 26 19 22 97
Coke
25 23 29 28 105 25 42 35 78 180
Corporate Expenses
(17) (11) 2 (20) (46) (11) (15) (6) (6) (38)
Net Financing
Expenses & Other
(3) (7) (7) (5) (22) (10) (11) (12) (17) (50)
Income(Loss) Before Special Items
(59) 61 559 313 874 59 (31) (34) (31) (37)
Special Items
- 21 (10) (109) (98) (47) (24) (278) 57 (292)
Total Income (Loss)
(59) 82 549 204 776 12 (55) (312) 26 (329)
EPS (Diluted), Income (Loss)
Before Special Items
(0.50) 0.52 4.78 2.68 7.46 0.50 (0.27) (0.29) (0.27) (0.32)
EPS (Diluted), Income (Loss)
(0.50) 0.70 4.70 1.74 6.63 0.10 (0.47) (2.67) 0.22 (2.81)

Key Margin Indicators
* Excludes discontinued Tulsa refining operations.
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09 3Q09 4Q09 FY09
Refining
& Supply, $/B
Realized Total R&S * 3.16 6.98 14.87 8.98 8.60 6.33 3.65 2.72 1.96 3.66
Retail Marketing, cpg
Gasoline 11.1 7.4 18.7 22.9 15.0 6.4 7.0 13.0 8.8 8.9
Distillate 17.0 11.3 14.1 25.8 17.1 24.5 12.0 11.7 7.9 14.8
Chemicals, cpp
Phenol and Related 9.2 7.5 10.6 11.7 9.6 6.6 8.2 7.3 9.7 8.0
Polypropylene 12.5 11.2 14.0 10.9 12.1 8.6 9.3 10.7 9.6 9.5
Total Chemicals 10.6 9.1 12.0 11.2 10.7 7.7 8.7 8.9 9.6 8.7
Dated Brent Crude Oil, $/B 96.90 121.38 114.78 54.91 96.99 44.40 58.79 68.27 74.56 61.51
Natural Gas, $/MMBTU 8.75 11.48 8.95 6.41 8.90 4.48 3.81 3.44 4.92 4.16

Key Volume Indicators - Refining & Supply
* Excludes discontinued Tulsa refining operations.
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09 3Q09 4Q09 FY09
Total Refining & Supply*
Crude Throughputs, MB/D 699 687 726 715 707 627 644 613 617 625
% Capacity 85 83 88 87 86 76 78 74 85 78
Net Prod. Available for Sale, MB/D 771 764 808 799 786 689 720 669 682 690
Net Prod. Available for Sale, MMB 70 70 74 74 288 62 66 62 62 252

Key Volume Indicators – Non-Refining
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09 3Q09 4Q09 FY09
Retail Marketing
   Gasoline Sales, MM gal 1,070   1,140      1,109      1,098      4,417      1,066   1,147      1,140      1,108      4,461
   Middle Distillate Sales, MM gal
145      143         144         148         580         138      116         114         95           463
      Total Sales, MM gal   1,215      1,283      1,253      1,246       4,997   1,204      1,263      1,254      1,203      4,924
   Gasoline and Diesel Throughput      143         152         150         143          147      143         153         156         153         151
     (Company-owned or leased outlets)
     (M gal/Site/Month)
   Merchandise Sales (M$/Store/Month)        77           86           90           81            83        78           92         104           91           91
Chemicals
   Phenol and Related Sales, MM#      599         591         607         477       2,274      407         427         483         457      1,774
   Polypropylene Sales, MM#
569      562         531         542         2,204      514      492         432         487         1,925
   Other Sales, MM#
24        19           14           8             65           5          3             6             7             21
      Total, MM#   1,192      1,172      1,152      1,027       4,543      926         922         921         951      3,720
Coke
   Production, M tons:
      United States      613         614         693         706       2,626      682         694         715         778      2,868
      Brazil 388      404         408         381         1,581      280      282         321         383         1,266

2009 Cash Flow, MM$
      SUN
SXL (ex SXL) Sunoco
Cash flow from Operations 167         381         548
Capital Program
(225)        (724)        (949)
Free Cash Flow (58)          (343)        (401)
SXL Equity Issuance 110         -              110
Divestments
-              364         364
Dividends
-              (140)        (140)
Distributions & Other
(75)          (19)          (94)
SXL Dividends to Sunoco
(96)          96           -
Net Cash flow before Net Debt Activity (119)        (42)          (161)
Net Debt Activity
119         179         298
Net Increase in Cash & Cash Equivalents
-              137         137
2009

Financial Ratios, MM$ except ratios
* Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.
***    Capital excludes noncontrolling interests.
Proforma Proforma
  SUN    SUN
SXL (ex SXL) Sunoco SXL (ex SXL) Sunoco
Debt 889         1,713      2,602      868         1,596      2,464
Plus: Debt Guarantees -             2             2             -             2             2
Less: Cash (2)            (176)        (178)        (2)            (375)        (377)
Net Debt 887         1,539      2,426      866         1,223      2,089
Equity* 852         2,443      2,443      862         2,557      2,557
SXL Noncontrolling Interest -             -             485         -             -             488
Capital 1,739      3,982      5,354      1,728      3,780      5,134
Net Debt / Capital (Sunoco
  Revolver Covenant Basis)** 51% 39% 45% 50% 32% 41%
Debt / Capital (GAAP Basis) *** 52% 49%
12/31/2009 9/30/2009

Financial Ratios, MM$ except ratios
* Represents Partners’ Capital for SXL and Shareholders’ Equity for Sunoco.
** The Net Debt / Capital ratio is used by Sunoco management in its internal financial analysis and by investors and creditors in the assessment of Sunoco’s financial position.
***    Capital excludes noncontrolling interests.
Proforma
SUN
SXL
(ex SXL)
Sunoco
Debt 748 1,415 2,163
Plus: Debt Guarantees - 2 2
Less: Cash (2) (238) (240)
Net Debt 746 1,179 1,925
Equity* 670 2,842 2,842
SXL Noncontrolling Interest - - 367
Capital 1,416 4,021 5,134
Net Debt / Capital (Sunoco
Revolver Covenant Basis)** 53% 29% 37%
Debt / Capital (GAAP Basis) *** 43%
12/31/2008

Refining
& Supply Capital Program, MM$
Proj
2008 2009 2010
Infrastructure 199        109        102
Regulatory / Required 258        111        56
Turnarounds
90          76          133
  Sub-Total 547        296        291
Income Improvement
105        84          29
  Total 652        380        320
Focus on infrastructure and completion of major compliance
projects in 2009 and 2010
Minimal Income Improvement spending committed
Completed Philadelphia Distillate Hydrotreater conversion
in 2009
2010 includes $25MM for Northeast Biofuels
Other projects prioritized if economic conditions warrant

Capital Program by Category, MM$
Proj
2007 2008 2009 2010
Infrastructure /
    Turnaround 455      390      284      389
Regulatory / Required 230      356      176      118
685      746      460      507
Income Improvement 235      126      97        52
920      872      557      559
Logistics & Coke Growth* 298      599      392      278
1,218    1,471    949      837
*  Logistics Growth represents estimate of committed capital only

28 0.0 0.5 1.0 1.5 2.0 2.5 12/31/2008 9/30/2009 12/31/2009 SXL Sunoco 1.6 Liquidity*, B$ * Includes $0.2B, $0.2B and $0.4B at 12/31/08, 9/30/09 and 12/31/09 of cash and cash equivalents. 1.4 1.7

Refining
& Supply – Products Manufactured
* Excludes discontinued Tulsa refining operations.
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09 3Q09 4Q09 FY09
Total Refining & Supply *
Net Production, MB/D 771.4 763.7 808.3 798.6 785.6 689.1 720.2 669.2 681.7 689.9
Gasoline 49% 49% 48% 49% 49% 51% 51% 52% 53% 52%
Middle Distillates 35% 38% 37% 36% 36% 34% 32% 33% 32% 32%
Residual Fuel 7% 7% 7% 7% 7% 9% 9% 9% 8% 9%
Petrochemicals 4% 5% 5% 4% 5% 3% 4% 4% 4% 4%
Other 10% 6% 8% 9% 8% 8% 9% 7% 8% 8%
Less Refinery Fuel -5% -5% -5% -5% -5% -5% -5% -5% -5% -5%

Refining & Supply - Gasoline and Distillate Production
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09 3Q09 4Q09 FY09
Total Refining & Supply *
Gasoline Production, MB/D 375.8 376.6 387.3 391.9 382.9 350.0 370.3 346.0 365.5 357.9
RFG 44% 45% 48% 47% 46% 46% 46% 55% 45% 48%
Conventional 56% 55% 52% 53% 54% 54% 54% 45% 55% 52%
Distillate Production, MB/D 266.7 288.2 300.4 286.0 285.4 233.4 229.5 219.3 219.3 225.3
On-Road Diesel Fuel 49% 55% 58% 53% 54% 47% 53% 56% 52% 52%
Heating Oil / Off-Road Diesel 27% 21% 19% 25% 23% 30% 22% 23% 25% 25%
Jet Fuel 21% 23% 21% 19% 21% 20% 23% 19% 21% 21%
Kerosene/Other 3% 1% 2% 3% 2% 3% 2% 2% 2% 2%
* Excludes discontinued Tulsa refining operations.

Sunoco Refining Weighted Benchmark Margin, $/B
4 WTI Crude: NYMEX Futures Close + $1.00 for transportation
3 Unleaded Gasoline: Chicago Pipeline Platt’s Low
1 ULSD: Chicago Pipeline Platt’s Low
6 Dated Brent Crude: Platt’s Mid + $1.25 for transportation
3 Gasoline: 50% Unleaded RBOB NY Harbor Barge Platt's Low
50% Unleaded Regular Gasoline NY Harbor Barge Platt's Low
2 Distillate: 55% ULSD/LSD NY Harbor Barge Platt's Low
20% Jet/Kero NY Harbor Barge Platt's Low
25% No.2 Fuel Oil NY Harbor Barge Platt's Low
1 No. 6 0.3% Sulfur High Pour Resid: NY Harbor Barge Platt’s Low
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09 3Q09 4Q09 FY09
Northeast 6-3-2-1
  Value-Added Benchmark
5.78 10.78 11.98 7.52 9.01 6.32 6.23 5.10 4.85 5.62
Toledo 4-3-1
  Benchmark
4.91 10.61 14.98 2.94 8.36 8.28 10.36 7.41 3.56 7.40
1Q08 2Q08 3Q08 4Q08 FY08 1Q09 2Q09 3Q09 4Q09 FY09
Northeast 6-3-2-1
  at 80% weight
4.63      8.62      9.58      6.01      7.21      5.05        4.98      4.08      3.88      4.50
Toledo 4-3-1
  at 20% weight
0.98      2.12      3.00      0.59      1.67      1.66        2.07      1.49      0.71      1.48
R&S Weighted Benchmark
5.61      10.74    12.58    6.60      8.88      6.71        7.05      5.57      4.59      5.98
Northeast 6-3-2-1 Value-Added Benchmark
Toledo 4-3-1 Benchmark

32 For More Information Media releases and SEC filings are available on our website at Contact for more information: Clare McGrory (215) 977-6764 www.SunocoInc.com